UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         December 7, 2004
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                          Oil-Dri Corporation of America
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              (Exact name of registrant as specified in its charter)


           Delaware                         0-8675               36-2048898
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 (State or other jurisdiction          (Commission File        (IRS Employer
      of incorporation)                    Number)           Identification No.)



        410 North Michigan Avenue
                Suite 400
            Chicago, Illinois                                    60611-4213
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code      (312) 321-1515
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting   material  pursuant  to  Rule  14a-12  under  the  Exchange
       Act (17  CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

On December 7, 2004, Oil-Dri Corporation of America (the "Registrant") issued a press release announcing that its Board of Directors had authorized the repurchase of up to an additional 500,000 shares of the Registrant's Common Stock. A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits


Exhibit
Number                              Description of Exhibits
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   99.1           Press Release of the Registrant dated December 7, 2004.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         OIL-DRI CORPORATION OF AMERICA



                          By: /s/ Charles P. Brissman
                               Charles P. Brissman
                               Vice President and General Counsel




Date: December 8, 2004

                                  Exhibit Index


Exhibit
Number                              Description of Exhibits
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   99.1           Press Release of the Registrant dated December 7, 2004.

                                                                   Exhibit 99.1

               Release: Immediate                     Contact:   Ronda Williams
                                                                 312-706-3232

                      OIL-DRI BOARD OF DIRECTORS AUTHORIZES ADDITIONAL COMMON
                              STOCK REPURCHASES AND DECLARES DIVIDEND

               Chicago - December 7, 2004 - Oil-Dri Corporation of America (NYSE: ODC) announced today that its Board of Directors has authorized the repurchase of an additional 500,000 shares of its Common Stock. Including the 50,904 shares left under prior authorizations, the company is now authorized to repurchase up to 550,904 shares of Common Stock.

               Daniel S. Jaffee, President and Chief Executive Officer said, "Our strong cash position gives us an opportunity to continue to repurchase shares of our Common Stock. We see this as an excellent program to provide value to our stockholders. We will make these purchases periodically, taking into account SEC regulations, market conditions and our future business opportunities."

               Since the company began its stock repurchase program in June 1991, Oil-Dri has bought back 1,865,867 shares of Oil-Dri stock. At an average cost of $15.27, this represents a $28,491,000 investment in the company.

               The Board of Directors today also declared quarterly cash dividends of $0.11 per share of Common Stock and $0.0825 per share of Class B Stock. Fiscal 2005 marks the 28th consecutive year the company has paid cash dividends. The dividends will be payable on March 18, 2005, to stockholders of record at the close of business on February 11, 2005.

                                                    ###

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               Oil-Dri Corporation of America is the world's largest
               manufacturer of cat litter and a leading supplier of specialty sorbent products for industrial, automotive, agricultural, horticultural and specialty markets.

               This release contains certain forward-looking statements regarding the company's expected performance for future periods, and actual results for such periods might materially differ. Such forward-looking statements are subject to uncertainties which include, but are not limited to, competitive factors in the consumer market; the level of success in implementation of price increases and surcharges; changes in overall agricultural demand; increasing regulation of the food chain; changes in the market conditions, the overall economy, energy prices, and other factors detailed from time to time in the company's annual report and other reports filed with the Securities and Exchange Commission.